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                                EXHIBIT 4.1

                        FORM OF COMMON STOCK CERTIFICATE


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NUMBER                                                                    SHARES


                             EFOODSAFETY.COM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                 COMMON STOCK                  CUSIP 28224N 10 0

THIS CERTIFIES THAT:




              OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0005 PAR VALUE EACH OF
     ---------------------                     ----------------------------
--------------------------EFOODSAFETY.COM, INC.---------------------------------
     ---------------------                     ----------------------------
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

DATED:         [SEAL]           COUNTERSIGNED:
                                                  SIGNATURE STOCK TRANSFER, INC.
                                  14675 MIDWAY RD. (SUITE 221), DALLAS, TX 75244
                                                    TRANSFER AGENT AND REGISTRAR
                                BY:

                                                            AUTHORIZED SIGNATURE

/s/ CLARENCE W. TIERNEY                     /s/ PATRICIA ROSS
   CEO & SECRETARY                       PRESIDENT & TREASURER

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                          SECRETARY OF STATE
                                [SEAL]

                            STATE OF NEVADA

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that DJH INTERNATIONAL, INC. did on the TWENTY-EIGHTH day of OCTOBER, 1996 file in this office the original Articles of Incorporation; that said Articles are now on file of record in the office of the Nevada Secretary of State, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, this TWENTY-EIGHTH day of OCTOBER, 1996.

                                 /s/ DEAN HELLER

                                       Secretary of State

[SEAL]                           By /s/ [ILLEGIBLE]